UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 5, 2023
Date of Report (date of earliest event reported)

Backblaze, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41026	20-8893125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Ben Franklin Ct, San Mateo, California		94401
(Address of Principal Executive Offices)		(Zip Code)
(650) 352-3738
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BLZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.03 Material Modification to Rights of Security Holders.

On July 5, 2023, the holders of shares of Class B common stock, par value $0.0001 per share, of Backblaze, Inc. (the “Company”) held a special meeting (the “Special Meeting”) to vote on the proposal described under Item 5.07 of this Current Report on Form 8-K. At the Special Meeting, the holders of a majority of the Company’s outstanding shares of Class B common stock (the “Class B Majority”) approved the conversion of all outstanding shares of Class B common stock into the same number of shares of the Company’s Class A common stock, par value $0.0001 per share, effective July 6, 2023, as permitted pursuant to the terms of the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”). No additional Class B shares will be issued following such conversion.

The conversion occurred pursuant to Article V, Section 2 of the Certificate of Incorporation, which provides, among other things, that each share of Class B common stock would convert automatically (the “Final Automatic Conversion”), without any further action, into one share of Class A common stock on the date specified (the “Conversion Date”) by the affirmative vote of the holders of a majority of the outstanding shares of Class B common stock, acting as a single class (the “Class B Majority”). At the Special Meeting, the Class B Majority specified the Conversion Date as July 6, 2023. The Company’s Class A common stock continued and will continue to trade on the Nasdaq Global Market under the ticker symbol “BLZE” following the conversion and will maintain the same CUSIP number previously assigned to the Class A common stock.

In addition, in accordance with Article V, Section 6 of the Certificate of Incorporation, and as required by Section 243 of the Delaware General Corporation Law (the “DGCL”), on July 7, 2023, the Company filed a certificate with the Secretary of State of the State of Delaware effecting the retirement of the shares of Class B common stock that were issued but no longer outstanding following the conversion (the “Certificate of Retirement”). Pursuant to Section 243 of the DGCL, the filing of the Certificate of Retirement had the effect of amending the Certificate of Incorporation such that, upon the effectiveness of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock has been reduced by the number of retired shares of Class B common stock.

The conversion had the following effects, among others, on the holders of shares of Class B common stock:

Voting Power. Prior to the conversion, holders of shares of Class B common stock were entitled to cast ten votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the conversion, all former holders of shares of Class B common stock are now holders of shares of Class A common stock, which is entitled to only one vote per share on all matters subject to a stockholder vote with a record date on or after the date of the conversion. In addition, the provisions of the Certificate of Incorporation and Delaware law that entitled the holders of shares of Class A and Class B common stock, in certain circumstances, to separate class voting rights are no longer applicable as a result of the conversion.

Economic Interests. Because holders of shares of Class A common stock are entitled to the same economic interests to which former holders of shares of Class B common stock were entitled before the conversion, including with regard to dividends, liquidation rights, and treatment in connection with a change of control or merger transaction, the conversion had no impact on the economic interests of former holders of shares of Class B common stock.

Capitalization. The conversion had no impact on the total number of the Company’s outstanding shares of capital stock, as the shares of Class B common stock converted into an equivalent number of shares of Class A common stock.

Equity Incentive Plans. Upon the effectiveness of the conversion, outstanding options and restricted stock units that were previously denominated in shares of Class B common stock and issued under the Company’s 2011 Stock Plan remained unchanged, except that they now represent the right to receive shares of Class A common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on July 7, 2023, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware to retire the shares of Class B common stock that were issued but no longer outstanding following the conversion.

The foregoing description of the Certificate of Retirement is a summary only and is qualified in its entirety by reference to the full text of the Certificate of Retirement, a copy of which is attached as Exhibit 3.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the holders of the Company’s Class B common stock voted on the proposal set forth below.

At the Special Meeting, there were 11,210,622 shares of Class B common stock present or represented by proxy, which represented over 85% of the shares of Class B common stock entitled to vote at the Special Meeting as of June 22, 2023 (the "Record Date"), and which constituted a quorum for the transaction of business. The proposal and voting results are detailed below:

•Final Automatic Conversion of Class B Common Stock. The holders of the Company’s Class B common stock approved the proposal to convert Class B common stock into Class A common stock, effective July 6, 2023. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
7,494,594	3,716,028	0	N/A

Item 9.01 Financial Statements and Exhibits.

Incorporated by Reference
Exhibit Number	Description	Form	File No.	Exhibit	Filing Date	Filed Herewith

3.1	Certificate of Retirement					X

104	Cover Page Interactive Data File (formatted as Inline XBRL)					X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 10, 2023	Backblaze, Inc.

		By:	/s/ Frank Patchel
Frank Patchel, Chief Financial Officer